UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	02/29/08

ITEM 1.           REPORT TO STOCKHOLDERS

FEBRUARY 29, 2008

Semiannual Report
to Shareholders

DWS International Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The fund may also invest in derivatives which may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. All these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 29, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.23%, 2.15%, 2.00% and .78% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B shares and for the 1-year, 3-year, 5-year and 10-year periods for Class A, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/29/08
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-4.38%	4.37%	14.06%	19.52%	6.53%
Class B	-4.76%	3.56%	12.95%	18.42%	5.64%
Class C	-4.73%	3.58%	13.14%	18.55%	5.70%
MSCI EAFE Index+	-4.71%	0.84%	12.76%	21.18%	6.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 2/29/08
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-4.16%	4.87%	14.54%	20.09%	5.03%
MSCI EAFE Index+	-4.71%	0.84%	12.76%	21.18%	6.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class share commenced operations on December 29, 2000. Index returns began on December 31, 2000.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 2/29/08	$ 63.66	$ 63.15	$ 63.07	$ 63.68
8/31/07	$ 67.17	$ 66.32	$ 66.29	$ 67.34
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .62	$ .002	$ .09	$ .93
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	58	of	207	28
3-Year	36	of	182	20
5-Year	72	of	169	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 29

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/29/08
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,837	$13,985	$22,989	$17,749
	Average annual total return	-1.63%	11.83%	18.12%	5.90%
Class B	Growth of $10,000	$10,056	$14,210	$23,188	$17,307
	Average annual total return	0.56%	12.42%	18.32%	5.64%
Class C	Growth of $10,000	$10,358	$14,484	$23,417	$17,408
	Average annual total return	3.58%	13.14%	18.55%	5.70%
MSCI EAFE Index+	Growth of $10,000	$10,084	$14,336	$26,130	$18,984
	Average annual total return	0.84%	12.76%	21.18%	6.62%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Fund — Institutional Class [] MSCI EAFE Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,048,700	$1,502,600	$2,497,800	$1,421,900
	Average annual total return	4.87%	14.54%	20.09%	5.03%
MSCI EAFE Index+	Growth of $1,000,000	$1,008,400	$1,433,600	$2,613,000	$1,615,500
	Average annual total return	0.84%	12.76%	21.18%	6.92%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is .92% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 29, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/29/08
DWS International Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-4.23%	4.69%	14.41%	19.92%	6.87%
MSCI EAFE Index+	-4.71%	0.84%	12.76%	21.18%	6.62%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/29/08	$ 63.94
8/31/07	$ 67.57
Distribution Information: Six Months as of 2/29/08: Income Dividends	$ .84
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/29/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	52	of	207	25
3-Year	30	of	182	16
5-Year	60	of	169	36
10-Year	22	of	93	24

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended February 29
Comparative Results as of 2/29/08
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,469	$14,975	$24,802	$19,436
	Average annual total return	4.69%	14.41%	19.92%	6.87%
MSCI EAFE Index+	Growth of $10,000	$10,084	$14,336	$26,130	$18,984
	Average annual total return	0.84%	12.76%	21.18%	6.62%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2007 to February 29, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 956.20	$ 952.40	$ 952.70	$ 957.70	$ 958.40
Expenses Paid per $1,000*	$ 5.98	$ 9.85	$ 9.76	$ 4.53	$ 3.80
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/29/08	$ 1,018.75	$ 1,014.17	$ 1,014.87	$ 1,020.24	$ 1,020.98
Expenses Paid per $1,000*	$ 6.17	$ 10.17	$ 10.07	$ 4.67	$ 3.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.23%	2.03%	2.01%	.93%	.78%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Matthias Knerr discusses DWS International Fund's strategy and the market environment during the six-month period ended February 29, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the past six months?

A: International equities lost ground during the past six months, reflecting concerns that the problems in the US housing, credit and banking sectors are spilling over to the broader world economy. As was the case in the US stock market, this led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate and consumer shares. At the same time, however, investors were encouraged by the continued strength in worldwide economic growth relative to the United States. In addition, the persistent strength in major global currencies relative to the US dollar provided a further boost to returns for US investors during the past six months.1 The result was that while international equities lost ground for the period, the asset class still outperformed the US market. During the past six months, the MSCI EAFE® Index — the fund's benchmark — returned -4.71%, compared with -8.79% for the Standard & Poor's 500® (S&P 500) Index.2,3 This continues a long-standing trend of outperformance for the international markets, as reflected by the fact that the MSCI EAFE is now well ahead of the S&P 500 for the three-, five- and 10-year periods.

1 When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments.
2 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
3 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: The total return of the fund's Class A shares for the six months ended February 29, 2008 was -4.38%, slightly ahead of the returns for both the MSCI EAFE Index and the fund's Lipper peer group, International Large-Cap Core Equity Funds.4 We are pleased to report that the fund has outperformed the Lipper peer group average over the one-, three- and five-year intervals. It is also ahead of the benchmark for both the one- and three-year periods. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper International Large-Cap Core Equity Funds category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning helped performance?

A: We added the most value in the industrials sector, where a number of the companies mentioned in past shareholder reports delivered outperformance. Most notable among these was AMEC PLC, the UK-based construction and engineering firm whose new management team has improved operations and increased profit margins. In addition, it operates in industries where demand for new construction has been very high: potash, mining and oil sands. Also performing well for the fund was Egypt's Orascom Construction Industries, which has been helped by both the surging Middle Eastern economy and the company's decision to refocus its operations by selling off a major subsidiary. Positions in Mitsubishi Corp., a Japanese trading company with an emphasis on commodities, and Leighton Holdings Ltd., the Australian infrastructure company with operations across Asia and the Middle East, also made positive contributions.

In the health care sector, an outstanding performer was the Swiss company Lonza Group AG. Formerly a chemical company, Lonza sold off its low-margin business lines to focus its operations on being a contract drug manufacturer for small pharmaceutical and biotechnology companies. By redeploying assets to a higher-return business, Lonza's management has helped spark a turnaround in the company's stock price.

Energy and materials were also sources of strength for the fund. In the former, positions in Russia's Gazprom and Norway's StatoilHydro ASA both benefited from the rising prices of oil and gas. And in the materials sector, we added value through a position in the UK-based mining company Xstrata PLC, which entered into negotiations to sell itself to Brazil's Companhia do Vale Rio Doce SA. We have since sold the stock from the fund. Uralkali, the Russian potash producer, also rose smartly during the past six months. The rapid growth in global food consumption, along with the rising demand for ethanol, is prompting farmers to use fertilizers in order to boost crop yields. As investors grow increasingly aware of this important trend, stocks of fertilizer- and agriculture-related companies have performed extremely well.

Q: What investments hurt performance?

A: Japan proved to be a significant source of underperformance for the fund. While the fund benefited from being underweight in the country — one of the worst performers in the global markets — this was more than offset by the ineffectiveness of our individual stock selection.5 Key detractors in Japan encompassed a diverse group of sectors: consumer staples (Japan Tobacco, Inc.), information technology (Canon, Inc.), and industrials (JFE Holdings, Inc. and Sumitomo Heavy Industries, Ltd.). Japan Tobacco and Canon remain in the fund, while the last two have been sold.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Outside of Japan, notable sources of underperformance were two Austrian stocks: Erste Bank der oesterreichischen Sparkassen AG and Wienerberger AG. Erste Bank was hurt by investor concerns about the overheating of the Romanian economy — where the bank has exposure — but the fund continues to hold the stock on the basis of its strong franchise in Eastern and Central Europe. Wienerberger, the world's largest brick producer, was hit by the slowdown in the global housing market. However, we concluded that its relatively small exposure to the US housing market does not warrant the significant weakness in its share price. Wienerberger ended 2007 with record revenue growth of 11.4%, and preliminary results highlight sustained growth rates in Eastern European markets. As a result, the stock remains in the portfolio.

Q: What are some notable recent changes to the portfolio?

A: We have been taking advantage of market volatility to establish positions in reasonably valued companies that have strong franchises, a distinct competitive advantage and the ability to execute in any economic environment. In addition, we have been placing a greater emphasis on dividend yields. At a time of widespread uncertainty, it is likely that dividends — rather than capital appreciation — will make up a larger portion of equities' total return. This consideration played a part in our decision to purchase CEZ AS, an electric utility based in the Czech Republic. By virtue of its ability to distribute electricity throughout the continent, CEZ has been able to take advantage of the richer prices it can harvest in western and northern Europe.

Another new addition to the fund is Potash Corp. of Saskatchewan, Inc. In January, the broad-based market sell-off caused the stock to fall from its high near $150 to $105 in just a matter of days. This afforded us the opportunity to purchase discounted shares in a company benefiting from both the rising price of potash — a key component in fertilizer — and rising production capacity. The stock rebounded to near $160 by the close of the reporting period, yet we believe it remains attractively valued. In our view, this represents an excellent example of how market volatility can be used to take advantage of individual stock opportunities.

We also made two other additions of note during the past half-year. The first is Intertek Group PLC, a UK-listed company that makes product testing devices that companies can use to determine if their products meet local market standards. The need for this service, which has been increasing with the rise of globalization, has gained greater attention following the discovery of lead paint in toys made in China. As one of only three publicly traded companies in the world that provide this service, Intertek offers what we believe is an interesting investment opportunity. The second new addition was Terumo Corp., a Japanese maker of higher-end medical supplies and tools. The company is taking its franchise beyond Japan, which in our view will provide it with a new, powerful avenue for growth.

While not the only additions to the portfolio during the past six months, we believe these stocks help illustrate the opportunities available for those willing to look for investments outside of the most well-known large-cap companies in the benchmark index.

Q: What is your view on the overall market environment?

A: Our overall outlook remains cautious, reflecting the troubles that continue to overhang the global economy. Still, we believe the international markets offer a wealth of opportunities for those, such as us, who focus on individual stock selection. The global economy, and in particular the developing world, continues to experience healthy growth even as the US economy slows. What's more, valuations in many regions are compelling. For example, European markets such as the United Kingdom, France, Germany and the Netherlands have dropped a valuation levels unseen since the early 1990s. Asia and the emerging markets are more expensive, yet many individual companies remain attractively valued relative to their growth rates. In our view, this backdrop provides an excellent opportunity to purchase shares in fundamentally sound companies at compelling valuations. It also increases the likelihood that otherwise attractive investments will be overlooked by the global analyst community, which provides a fertile environment in which to add value through individual company research. We believe the fund can be well-served by this approach over the long term, even if volatility continues to weigh on short-term market performance.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/29/08	8/31/07

Common Stocks	98%	97%
Preferred Stocks	1%	2%
Cash Equivalents	1%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/29/08	8/31/07

Europe (excluding United Kingdom)	48%	52%
United Kingdom	16%	18%
Japan	14%	18%
Pacific Basin	11%	7%
Latin America	3%	3%
India	2%	1%
Other	6%	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/29/08	8/31/07

Financials	19%	24%
Industrials	17%	14%
Materials	10%	10%
Consumer Discretionary	10%	18%
Telecommunication Services	9%	6%
Health Care	8%	7%
Energy	8%	6%
Consumer Staples	7%	8%
Utilities	6%	1%
Information Technology	6%	6%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 29, 2008 (21.7% of Net Assets)	Country	Percent
1. AMEC PLC Operates hotels, inns and resorts throughout Europe	United Kingdom	3.4%
2. Japan Tobacco, Inc. Manufactures and sells tobacco products	Japan	2.6%
3. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.2%
4. Canon, Inc. Producer of visual image and information equipment	Japan	2.1%
5. Telefonica SA Provider of telecommunications services	Spain	2.1%
6. UniCredito Italiano SpA Provider of commercial banking services	Italy	1.9%
7. Gazprom Extracts, transports and sells natural gas	Russia	1.9%
8. Orascom Construction Industries Provides engineering, procurement and construction services	Egypt	1.9%
9. Suzuki Motor Corp. Manufactures automobiles, motorcycles and their related parts	Japan	1.8%
10. Mitsubishi Corp. Operator of a general trading company	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 29, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.5%
Australia 3.1%
Leighton Holdings Ltd. (a)	693,200	28,933,680
QBE Insurance Group Ltd.	583,900	12,047,561
Rio Tinto Ltd.	99,200	12,365,342
WorleyParsons Ltd.	372,101	12,717,154
(Cost $67,401,337)		66,063,737
Austria 1.8%
Erste Bank der oesterreichischen Sparkassen AG (a)	397,226	22,945,583
Wienerberger AG (a)	332,238	15,928,886
(Cost $45,241,697)		38,874,469
Belgium 2.2%
InBev NV	276,870	24,939,964
KBC Groep NV (a)	171,141	21,439,721
(Cost $33,951,385)		46,379,685
Brazil 1.2%
Banco Bradesco SA (ADR) (Preferred)	339,400	10,653,766
Redecard SA (GDR) 144A	500,500	15,389,983
(Cost $26,259,061)		26,043,749
Canada 1.5%
Potash Corp. of Saskatchewan, Inc.	124,600	19,809,406
Shoppers Drug Mart Corp.	219,300	11,209,533
(Cost $27,264,933)		31,018,939
China 0.9%
China Infrastructure Machinery Holdings Ltd.	6,056,000	9,458,376
China Merchants Bank Co., Ltd. "H"	2,790,000	9,548,216
(Cost $22,364,010)		19,006,592
Colombia 0.5%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $10,979,633)	323,000	10,901,250
Cyprus 0.7%
Bank of Cyprus PCL (Cost $20,265,795)	1,216,532	14,648,063
Czech Republic 1.2%
CEZ AS (Cost $21,595,695)	330,000	24,457,080
Denmark 1.2%
Novo Nordisk AS "B" (Cost $21,563,411)	359,700	24,626,270
Egypt 1.9%
Orascom Construction Industries (GDR) (REG S) (Cost $28,470,068)	158,200	39,476,866
Finland 2.7%
Nokia Oyj	553,700	19,916,158
Nokian Renkaat Oyj (a)	904,924	37,331,919
(Cost $31,947,378)		57,248,077
France 3.7%
Axa	509,294	17,172,750
BNP Paribas	102,677	9,223,519
France Telecom SA	489,884	16,461,004
Societe Generale	100,556	10,773,727
Total SA	339,388	25,627,711
(Cost $70,323,360)		79,258,711
Germany 8.6%
Adidas AG (a)	199,000	12,484,930
Bayer AG	422,446	32,166,856
E.ON AG	248,503	46,695,700
Fresenius Medical Care AG & Co. KGaA	442,747	23,241,152
Gerresheimer AG* (a)	395,175	19,175,311
Hamburger Hafen-und Logistik AG*	69,800	5,385,208
Linde AG	137,800	18,267,513
Merck KGaA	110,260	13,689,324
Siemens AG (Registered)	81,726	10,431,809
(Cost $123,726,884)		181,537,803
Greece 2.1%
Hellenic Telecommunications Organization SA	816,820	22,622,873
National Bank of Greece SA	386,800	21,043,098
(Cost $33,289,578)		43,665,971
Hong Kong 4.7%
China Mobile Ltd.	1,089,500	16,392,651
CLP Holdings Ltd.	1,557,500	12,207,888
Esprit Holdings Ltd.	2,901,700	36,062,789
Kingboard Chemical Holdings Ltd.	1,065,800	4,733,474
Noble Group Ltd.	8,273,000	12,938,826
Wharf Holdings Ltd.	3,588,000	18,094,135
(Cost $93,543,108)		100,429,763
India 2.1%
Bharat Heavy Electricals Ltd.	100,300	5,643,422
Bharti Airtel Ltd.*	1,604,736	33,012,797
Housing Development Finance Corp., Ltd.	95,603	6,570,497
(Cost $47,569,512)		45,226,716
Indonesia 1.4%
PT Telekomunikasi Indonesia (ADR) (Cost $33,024,559)	714,000	30,459,240
Italy 2.9%
Intesa Sanpaolo	3,027,400	20,278,312
UniCredito Italiano SpA	5,505,272	40,391,691
(Cost $63,616,090)		60,670,003
Japan 13.9%
Canon, Inc.	1,014,200	45,394,348
Japan Tobacco, Inc.	11,110	55,991,585
Komatsu Ltd.	1,118,900	28,432,009
Makita Corp.	443,000	15,625,059
Mitsubishi Corp.	1,242,700	37,875,963
Mitsui & Co., Ltd.	645,000	13,987,832
Nintendo Co., Ltd. (a)	74,600	37,040,106
Suzuki Motor Corp.	1,420,000	38,400,915
Terumo Corp.	389,400	21,140,336
(Cost $271,464,690)		293,888,153
Kazakhstan 0.7%
KazMunaiGas Exploration Production (GDR) 144A (Cost $14,700,049)	625,400	15,447,380
Korea 0.8%
Kookmin Bank (Cost $19,001,732)	267,100	16,501,954
Mexico 1.6%
America Movil SAB de CV "L" (ADR)	266,400	16,106,544
Grupo Financiero Banorte SAB de CV "O"	4,069,600	16,909,169
(Cost $31,397,503)		33,015,713
Norway 1.8%
StatoilHydro ASA (Cost $34,452,857)	1,234,800	37,792,895
Russia 4.2%
Gazprom (ADR) (b)	203,150	10,320,020
Gazprom (ADR) (b)	582,550	29,440,985
Novorossiysk Sea Trade Port (GDR) 144A*	296,300	4,977,840
Sberbank*	5,429,630	18,028,869
Uralkali (GDR) 144A*	652,700	26,440,877
(Cost $78,966,618)		89,208,591
Singapore 0.3%
Olam International Ltd. (Cost $6,321,289)	3,140,000	5,687,835
Spain 4.4%
Iberdrola Renovables*	2,569,600	15,748,756
Iberdrola SA	2,274,089	32,825,298
Telefonica SA	1,526,075	44,175,316
(Cost $87,216,801)		92,749,370
Switzerland 9.0%
ABB Ltd. (Registered)	663,253	16,547,174
Compagnie Financiere Richemont SA "A" (Unit)	364,582	21,049,031
Julius Baer Holding AG (Registered)	236,790	17,529,090
Lonza Group AG (Registered)	231,235	30,494,810
Nestle SA (Registered)	76,078	36,360,825
Roche Holding AG (Genusschein) (a)	191,510	37,610,961
Xstrata PLC	396,104	31,070,320
(Cost $144,673,160)		190,662,211
United Arab Emirates 0.9%
DP World Ltd.*	6,167,473	5,550,726
Emaar Properties	4,155,187	14,086,338
(Cost $21,814,753)		19,637,064
United Kingdom 15.5%
3i Group PLC	1,976,537	32,073,895
AMEC PLC	4,723,853	72,072,308
Anglo American PLC	562,026	35,626,263
BAE Systems PLC	1,333,567	12,691,165
BG Group PLC	1,054,683	24,846,971
Croda International PLC	1,304,120	15,578,543
Greene King PLC	791,440	10,157,204
Imperial Tobacco Group PLC	229,670	10,662,708
Intertek Group PLC	990,181	17,529,324
Prudential PLC	2,048,748	24,498,688
Serco Group PLC	2,011,083	17,287,999
Standard Chartered PLC	576,713	18,958,793
Vedanta Resources PLC	498,473	21,421,805
Vodafone Group PLC	4,492,271	14,417,544
(Cost $303,214,590)		327,823,210
Total Common Stocks (Cost $1,835,621,536)		2,062,407,360

Preferred Stocks 1.2%
Germany
Porsche Automobil Holding SE (Cost $15,679,855)	15,624	26,629,442

Rights 0.0%
Thailand
True Corp. PCL, Expiration Date 4/3/2008* (Cost $0)	431,146	0

Securities Lending Collateral 6.5%
Daily Assets Fund Institutional, 3.69% (c) (d) (Cost $136,820,109)	136,820,109	136,820,109

Cash Equivalents 0.7%
Cash Management QP Trust, 3.89% (c) (Cost $15,025,472)	15,025,472	15,025,472
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,003,146,972)+	105.9	2,240,882,383
Other Assets and Liabilities, Net	(5.9)	(124,815,528)
Net Assets	100.0	2,116,066,855
* Non-income producing security.
+ The cost for federal income tax purposes was $2,005,085,192. At February 29, 2008, net unrealized appreciation for all securities based on tax cost was $235,797,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $333,413,551 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $97,616,360.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 29, 2008 amounted to $129,538,977 which is 6.1% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,851,301,391) — including $129,538,977 of securities loaned	$ 2,089,036,802
Investment in Daily Assets Fund Institutional (cost $136,820,109)*	136,820,109
Investment in Cash Management QP Trust (cost $15,025,472)	15,025,472
Total investments, at value (cost $2,003,146,972)	2,240,882,383
Cash	237,513
Foreign currency, at value (cost $16,988,157)	16,976,942
Receivable for investments sold	21,778,865
Receivable for Fund shares sold	705,757
Dividends receivable	1,641,808
Interest receivable	251,775
Foreign taxes recoverable	773,370
Other assets	89,827
Total assets	2,283,338,240
Liabilities
Payable for investments purchased	25,858,600
Payable upon return of securities loaned	136,820,109
Payable for Fund shares redeemed	2,163,673
Accrued management fee	941,506
Other accrued expenses and payables	1,487,497
Total liabilities	167,271,385
Net assets, at value	$ 2,116,066,855
Net Assets Consist of
Accumulated distributions in excess of net investment income	(6,286,026)
Net unrealized appreciation (depreciation) on: Investments	237,735,411
Foreign currency	148,985
Accumulated net realized gain (loss)	(391,308,070)
Paid-in capital	2,275,776,555
Net assets, at value	$ 2,116,066,855
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 29, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($290,926,455 ÷ 4,569,754 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 63.66
Maximum offering price per share (100 ÷ 94.25 of $63.66)	$ 67.54

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,506,563 ÷ 372,241 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 63.15

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,917,953 ÷ 490,238 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 63.07
Class S Net Asset Value, offering and redemption price(a) per share ($1,737,367,557 ÷ 27,171,923 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 63.94
Institutional Class Net Asset Value, offering and redemption price(a) per share ($33,348,327 ÷ 523,671 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 63.68
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 29, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $802,140)	$ 11,855,115
Interest — Cash Management QP Trust	1,170,403
Interest	214,345
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	757,446
Total Income	13,997,309
Expenses: Management fee	6,481,463
Administration fee	1,147,171
Services to shareholders	2,120,280
Distribution and service fees	668,065
Custodian fee	698,075
Reports to shareholders	144,532
Professional fees	93,301
Registration fees	32,770
Director's fees and expenses	35,970
Other	39,622
Total expenses before expense reductions	11,461,249
Expense reductions	(16,216)
Total expenses after expense reductions	11,445,033
Net investment income (loss)	2,552,276
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $45,533)	94,987,863
Foreign currency (including foreign taxes of $618)	(1,008,672)
Increase from payments by affiliates (see Note F)	1,008,889
94,988,080
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $16,501)	(193,651,584)
Foreign currency	(25,051)
(193,676,635)
Net gain (loss)	(98,688,555)
Net increase (decrease) in net assets resulting from operations	$ (96,136,279)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 29, 2008 (Unaudited)	Year Ended August 31, 2007
Operations: Net investment income (loss)	$ 2,552,276	$ 27,401,768
Net realized gain (loss)	94,988,080	395,698,933
Change in net unrealized appreciation (depreciation)	(193,676,635)	(83,964,996)
Net increase (decrease) in net assets resulting from operations	(96,136,279)	339,135,705
Distributions to shareholders from: Net investment income: Class A	(2,835,040)	(6,826,031)
Class B	(720)	(441,052)
Class C	(43,996)	(429,721)
Class S	(23,164,697)	(43,838,461)
Institutional Class	(433,745)	(762,196)
Total distributions	(26,478,198)	(52,297,461)
Fund share transactions: Proceeds from shares sold	155,058,387	141,186,762
Net assets acquired in tax-free reorganizations	—	427,148,405
Reinvestment of distributions	24,134,645	47,884,555
Cost of shares redeemed	(204,809,566)	(329,296,767)
Redemption fees	26,237	15,250
Net increase (decrease) in net assets from Fund share transactions	(25,590,297)	286,938,205
Increase (decrease) in net assets	(148,204,774)	573,776,449
Net assets at beginning of period	2,264,271,629	1,690,495,180
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $6,286,026 and $17,639,896, respectively)	$ 2,116,066,855	$ 2,264,271,629

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 67.17	$ 57.01	$ 47.44	$ 37.86	$ 33.18	$ 32.35
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.77[f]	1.13[e]	.56	.16	.26
Net realized and unrealized gain (loss)	(2.89)	11.05	9.31	9.48	4.82	.79
Total from investment operations	(2.89)	11.82	10.44	10.04	4.98	1.05
Less distributions from: Net investment income	(.62)	(1.66)	(.87)	(.46)	(.30)	(.22)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 63.66	$ 67.17	$ 57.01	$ 47.44	$ 37.86	$ 33.18
Total Return (%)[c]	(4.38)[g]**	21.03[d]	22.24[d]	26.63	15.06	3.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	291	308	241	219	192	204
Ratio of expenses before expense reductions (%)	1.23*	1.24	1.32	1.33	1.55	1.49
Ratio of expenses after expense reductions (%)	1.23*	1.24	1.30	1.33	1.55	1.49
Ratio of net investment income (loss) (%)	(.00)[h]	1.21[f]	2.16[e]	1.28	.41	.84
Portfolio turnover rate (%)	64**	104	76	57	82	104
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been (4.43%).
[h] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 66.32	$ 56.18	$ 46.74	$ 37.36	$ 32.74	$ 31.95
Income (loss) from investment operations: Net investment income (loss)[b]	(.27)	.23[f]	.51[e]	.13	(.14)	.03
Net realized and unrealized gain (loss)	(2.90)	10.89	9.26	9.31	4.77	.76
Total from investment operations	(3.17)	11.12	9.77	9.44	4.63	.79
Less distributions from: Net investment income	(.00)***	(.98)	(.33)	(.06)	(.01)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 63.15	$ 66.32	$ 56.18	$ 46.74	$ 37.36	$ 32.74
Total Return (%)[c]	(4.76)d,g**	20.01[d]	20.92[d]	25.21[d]	14.19[d]	2.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	29	28	33	40	47
Ratio of expenses before expense reductions (%)	2.15*	2.16	2.42	2.62	2.49	2.27
Ratio of expenses after expense reductions (%)	2.03*	2.14	2.35	2.37	2.37	2.27
Ratio of net investment income (loss) (%)	(.40)[h]	.31[f]	1.00[e]	.24	(.41)	.06
Portfolio turnover rate (%)	64**	104	76	57	82	104
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been (4.81%).
[h] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 66.29	$ 56.22	$ 46.74	$ 37.35	$ 32.74	$ 31.94
Income (loss) from investment operations: Net investment income (loss)[b]	(.26)	.30[f]	.67[e]	.18	(.14)	.03
Net realized and unrealized gain (loss)	(2.87)	10.90	9.21	9.32	4.76	.77
Total from investment operations	(3.13)	11.20	9.88	9.50	4.62	.80
Less distributions from: Net investment income	(.09)	(1.13)	(.40)	(.11)	(.01)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 63.07	$ 66.29	$ 56.22	$ 46.74	$ 37.35	$ 32.74
Total Return (%)[c]	(4.73)g**	20.10[d]	21.26	25.44	14.17[d]	2.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	32	23	22	22	22
Ratio of expenses before expense reductions (%)	2.01*	2.01	2.11	2.24	2.38	2.26
Ratio of expenses after expense reductions (%)	2.01*	2.01	2.11	2.24	2.36	2.26
Ratio of net investment income (loss) (%)	(.39)[h]	.44[f]	1.31[e]	.37	(.40)	.07
Portfolio turnover rate (%)	64**	104	76	57	82	104
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[f] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
[g] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been (4.78%).
[h] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 67.57	$ 57.34	$ 47.74	$ 38.10	$ 33.36	$ 32.51
Income (loss) from investment operations: Net investment income[b]	.10	.97[e]	1.28[d]	.71	.30	.35
Net realized and unrealized gain (loss)	(2.89)	11.11	9.37	9.54	4.86	.80
Total from investment operations	(2.79)	12.08	10.65	10.25	5.16	1.15
Less distributions from: Net investment income	(.84)	(1.85)	(1.05)	(.61)	(.42)	(.30)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 63.94	$ 67.57	$ 57.34	$ 47.74	$ 38.10	$ 33.36
Total Return (%)	(4.23)f**	21.42[c]	22.61[c]	27.06	15.49[c]	3.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,737	1,870	1,390	1,278	1,273	1,444
Ratio of expenses before expense reductions (%)	.93*	.93	1.02	.98	1.23	1.18
Ratio of expenses after expense reductions (%)	.93*	.93	1.01	.98	1.17	1.18
Ratio of net investment income (%)	.14[g]	1.52[e]	2.40[d]	1.63	.79	1.15
Portfolio turnover rate (%)	64**	104	76	57	82	104
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been (4.28%).
[g] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 67.34	$ 57.10	$ 47.58	$ 37.99	$ 33.28	$ 32.42
Income (loss) from investment operations: Net investment income[b]	.15	1.06[e]	1.52[d]	.76	.39	.43
Net realized and unrealized gain (loss)	(2.88)	11.06	9.12	9.51	4.84	.80
Total from investment operations	(2.73)	12.12	10.64	10.27	5.23	1.23
Less distributions from: Net investment income	(.93)	(1.88)	(1.12)	(.68)	(.52)	(.37)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 63.68	$ 67.34	$ 57.10	$ 47.58	$ 37.99	$ 33.28
Total Return (%)	(4.16)f**	21.60[c]	22.65[c]	27.18	15.77[c]	3.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	26	8	9	8	21
Ratio of expenses before expense reductions (%)	.78*	.79	.98	.85	.96	.92
Ratio of expenses after expense reductions (%)	.78*	.79	.96	.85	.94	.92
Ratio of net investment income (%)	.22[g]	1.66[e]	2.87[d]	1.76	1.02	1.41
Portfolio turnover rate (%)	64**	104	76	57	82	104
[a] For the six months ended February 29, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.31 per share and 0.49% of average daily net assets, respectively.
[f] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been (4.21%).
[g] The ratio for the six months ended February 29, 2008 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $407,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2011, the expiration date.

The Fund has reviewed the tax positions for each of the three open tax years as of August 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, forward foreign currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 29, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $1,459,189,178 and $1,505,057,507, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 29, 2008, the fee pursuant to the management agreements was equivalent to an annualized effective rate of 0.565% of the Fund's average daily net assets.

For the period from September 1, 2007 through November 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class S	.95%
Institutional Class	.88%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2008, the Advisor received an Administration Fee of $1,147,171, of which $166,625 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 29, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 29, 2008
Class A	$ 330,986	$ —	$ 106,183
Class B	51,655	16,216	19,529
Class C	36,605	—	12,698
Class S	931,256	—	358,919
Institutional Class	1,013	—	—
	$ 1,351,515	$ 16,216	$ 497,329

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 29, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2008
Class B	$ 103,285	$ 16,721
Class C	122,379	19,362
	$ 225,664	$ 36,083

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 29, 2008	Annualized Effective Rate
Class A	$ 369,168	$ 51,599.24%
Class B	32,814	3,876.24%
Class C	40,419	3,377.25%
	$ 442,401	$ 58,852

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2008 aggregated $15,270.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 29, 2008, the CDSC for Class B and C shares aggregated $21,258 and $1,391, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 29, 2008, DWS-SDI received $29 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 29, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,852, of which $16,684 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	511,102	$ 34,907,595	626,170	$ 39,507,429
Class B	30,576	2,073,403	58,833	3,709,973
Class C	97,307	6,600,513	95,931	6,130,321
Class S	1,359,878	97,107,394	1,122,930	71,278,934
Institutional Class	207,590	14,369,482	339,713	20,560,105
		$ 155,058,387		$ 141,186,762
Shares issued in tax-free reorganizations
Class A	—	$ —	593,267	$ 40,112,543
Class B	—	—	94,055	6,271,397
Class C	—	—	127,039	8,464,737
Class S	—	—	5,377,222	372,299,728
		$ —		$ 427,148,405
Shares issued to shareholders in reinvestment of distributions
Class A	38,363	$ 2,647,837	105,853	$ 6,436,917
Class B	10	711	7,153	431,983
Class C	542	37,102	6,625	399,705
Class S	303,340	21,015,250	657,318	40,132,050
Institutional Class	6,288	433,745	7,961	483,900
		$ 24,134,645		$ 47,884,555
Shares redeemed
Class A	(557,858)	$ (37,829,286)	(983,133)	$ (61,971,278)
Class B	(102,710)	(6,947,817)	(221,017)	(13,694,184)
Class C	(91,029)	(6,105,207)	(153,441)	(9,676,919)
Class S	(2,159,234)	(148,987,308)	(3,726,084)	(237,303,320)
Institutional Class	(71,657)	(4,939,948)	(107,617)	(6,651,066)
		$ (204,809,566)		$ (329,296,767)
Redemption fees		$ 26,237		$ 15,250
Net increase (decrease)
Class A	(8,393)	$ (266,290)	342,157	$ 24,089,755
Class B	(72,124)	(4,873,620)	(60,976)	(3,280,413)
Class C	6,820	532,433	76,154	5,317,844
Class S	(496,016)	(30,846,154)	3,431,386	246,417,351
Institutional Class	142,221	9,863,334	240,057	14,393,668
		$ (25,590,297)		$ 286,938,205

F. Payments made by Affiliates

During the six months ended February 29, 2008, the Advisor fully reimbursed the Fund $1,008,889 for losses incurred on trades executed incorrectly.

G. Acquisition of Assets

On June 11, 2007, the Fund acquired all of the net assets of DWS Pacific Opportunities Fund pursuant to a plan of reorganization approved by shareholders on March 15, 2007. The acquisition was accomplished by a tax-free exchange of 1,994,067 Class A shares, 338,594 Class B shares, 467,072 Class C shares and 9,106,582 Class S shares of DWS Pacific Opportunities Fund, respectively, for 436,327 Class A shares, 73,311 Class B shares, 101,296 Class C shares and 2,004,779 Class S shares of the Fund, respectively, outstanding on June 8, 2007. DWS Pacific Opportunities Fund's net assets at that date of $175,062,425, including $1,621,093 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,888,082,543. The combined net assets of the Fund immediately following the acquisition were $2,063,144,968.

On July 23, 2007, the Fund acquired all of the net assets of DWS International Equity Fund pursuant to a plan of reorganization approved by shareholders on May 30, 2007. The acquisition was accomplished by a tax-free exchange of 599,925 Class A shares, 79,038 Class B shares, 99,958 Class C shares and 6,648,361 Class S shares of DWS International Equity Fund, respectively, for 156,940 Class A shares, 20,744 Class B shares, 25,743 Class C shares and 3,372,443 Class S shares of the Fund, respectively, outstanding on July 20, 2007. DWS International Equity Fund's net assets at that date of $252,085,980, including $59,809,642 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,135,010,570. The combined net assets of the Fund immediately following the acquisition were $2,387,096,550.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Directors considered the report prepared by the independent fee consultant in connection with their deliberations.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five- year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 28, 2008